Supplement dated December 15, 2010
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2010
(as supplemented on May 3, 2010, May 19, 2010, June 16, 2010, and September 16, 2010)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO HOLDINGS DISCLOSURE
On page 90, insert the following under the heading:
The portfolio holdings of the SAM Portfolios, Principal LifeTime Accounts, Diversified Balanced Account,
Diversified Growth Account, and any other Account that is a “fund of funds,” are shares of underlying mutual funds; holdings of any such Account may be made available upon request.

PORTFOLIO MANAGER DISCLOSURE
In the section for Edge Asset Management, Inc., delete references to Brian L. Placzek.